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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549



                                  FORM 8-K



                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  June 30, 1999


                       CONSOLIDATED NATURAL GAS COMPANY

           (Exact name of registrant as specified in its charter)



        Delaware                    1-3196                 13-0596475

  (State of incorporation)       (Commission             (IRS Employer
                                 File Number)           Identification No.)




         CNG Tower, 625 Liberty Avenue,   Pittsburgh, PA  15222-3199

        (Address of principal executive offices, including zip code)



     Registrant's telephone number, including area code:  (412) 690-1000



                                 Not Applicable

          (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS

On June 30, 1999, Dominion Resources, Inc. and Consolidated Natural Gas Company issued a press release concerning the results of their respective special shareholders meetings held on the same date. At the meetings, the shareholders of the companies approved the merger of the two companies as proposed in the joint proxy statement/prospectuse dated May 24, 1999. A copy of the press release is hereby incorporated by reference and made a part of this filing as Exhibit 1 hereto.

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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONSOLIDATED NATURAL GAS COMPANY
                                         ________________________________
                                                   (Registrant)


                                          By        D. M. WESTFALL
                                           ______________________________
                                                   (D. M. Westfall)
                                                Senior Vice President,
                                                Nonregulated Business
                                              and Chief Financial Officer

July 1, 1999